                                                   Exhibit 99.1 - Press Release

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                                  PRESS RELEASE
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                                ASTRO-MED, INC.
                            600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

            Astro-Med Reports Record Fourth Quarter and Annual Sales;
                     Directors Declare Regular Cash Dividend

For Immediate Release

Contact:      Albert W. Ondis, CEO
              Joseph P. O'Connell, CFO                           March 23, 2004
              Astro-Med, Inc.
              (401) 828-4000

West  Warwick,  RI --  Astro-Med,  Inc.  (NASDAQ:ALOT)  reports  net  income  of
$1,000,000, equal to 18 cents per diluted share, on sales of $14,157,000 for the
Fourth Quarter ended January 31, 2004.  During the  corresponding  period of the previous year, the Company reported a net loss of $1,095,000,  equal to 26 cents per diluted share, on sales of $12,968,000.

For the twelve month period ended January 31, 2004,  net income was  $3,217,000, equal to 66 cents  per  diluted  share,  on sales  of  $55,781,000.  During  the preceding  fiscal year,  the Company  reported a net loss of  $1,882,000,  or 44 cents per diluted share, on sales of $49,165,000.

Commenting on the results,  Albert W. Ondis, Chief Executive Officer stated, "We had  set a  goal  of  returning  the  Company  to a path  of  sales  growth  and profitability  in Fiscal 2004 and I am pleased to report we have achieved  those financial  objectives.  Our sales have grown 13%, net income margins  reached 6%
after tax,  and we added $5.3  million in cash and  investments  to our  balance sheet.  We believe with  Astro-Med's  suite of new products,  broad  channels of distribution,  dedicated  organization,  financial  controls  and solid  balance sheet, the Company is poised to continue its growth in both sales and earnings."

On March 22, 2004 the Directors of Astro-Med declared the regular quarterly cash dividend of 4 cents per share payable on April 2, 2004 to shareholders of record on March 22, 2004.

Astro-Med will host a conference call today at 5:00 PM EST to discuss its Fourth
Quarter and Fiscal Year financial results. Participants are encouraged to listen
to  the  presentation  via  webcast  at  http://www.astro-med.com   under
"Investor  Relations".  A replay of the  webcast  can be heard by  visiting  the
Investor Relations section of the Astro-Med corporate website at
http://www.astro-med.com through March 31st, 2004.

Astro-Med,  Inc.  is a  leading  manufacturer  of high tech  specialty  printing
systems,   electronic   medical   instrumentation,   and  test  and  measurement
instruments employed around the world in a wide range of industrial, scientific, and medical applications.

                                                            ASTRO-MED, INC.

                                                    Fourth Quarter                        Twelve-Months Ended

                                          January 31, 2004    January 31, 2003     January 31, 2004     January 31, 2003

Net Sales                                      $14,157,000         $12,968,000          $55,781,000         $49,165,000
Net Income (Loss)                               $1,000,000        ($1,095,000)           $3,217,000        ($1,882,000)
Net Income (Loss) Per Share - Basic                  $0.21             ($0.26)                $0.73             ($0.44)
Net Income (Loss) Per Share - Diluted                $0.18             ($0.26)                $0.66             ($0.44)
Dividends Per Share                                  $0.04               $0.04                $0.16               $0.16
Weighted Average Common Shares                   4,686,000           4,270,000            4,397,000           4,269,000
   Outstanding - Basic
Weighted Average Common Shares                   5,428,000           4,270,000            4,856,000           4,269,000
   Outstanding - Diluted

                            Safe Harbor Statement

This news release contains  forward-looking  statements,  and actual results may vary from those  expressed  or implied  herein.  Factors that could affect these results  include  those  mentioned in  Astro-Med's  FY2003 annual report and its annual and quarterly filings with the Securities and Exchange Commission.

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